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                                                                   EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of PairGain Technologies, Inc. and subsidiaries on Form S-8 of our report dated January 23, 1996, appearing in the Annual Report on Form 10-K of PairGain Technologies, Inc. and subsidiaries for the year ended December 31, 1995.


/s/ Deloitte & Touche LLP

Costa Mesa, California
July 19, 1996